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                                                                   EXHIBIT 10.14


                    GROUND SEGMENT FACILITIES USE AGREEMENT


         This Ground Segment Facilities Use Agreement ("Agreement") is entered into this 19th day of December 1995 between ORBCOMM International Partners, L.P., a Delaware limited partnership ("ORBCOMM"), and ORBCOMM Canada Inc., a corporation formed under the laws of Canada ("ORBCOMM Canada").

                              W I T N E S S E T H

         WHEREAS, ORBCOMM Global, L.P., a Delaware limited partnership ("ORBCOMM Global"), has generally completed construction of the United States Network Control Center (the "US NCC") and the United States Gateway Earth Stations (the "US GESs" and together with the US NCC, the "US Ground Segment Hardware") for use with the satellite-based, low-Earth orbit message and data communications and position determination system (the "ORBCOMM System");

         WHEREAS, ORBCOMM Global has granted to Orbital Communications Corporation ("OCC"), subject to the rights granted to ORBCOMM USA described below, the exclusive right in the United States to use, among other things, the US Ground Segment Hardware;

         WHEREAS, OCC has granted to ORBCOMM USA, L.P. ("ORBCOMM USA") the exclusive use of, among other things, the US Ground Segment Hardware and authorized ORBCOMM USA to grant to ORBCOMM use of the US Ground Segment Hardware for purposes of operating the ORBCOMM System in, inter alia, Canada;

         WHEREAS, ORBCOMM USA has authorized ORBCOMM to permit the use of the US Ground Segment Hardware by the ORBCOMM System Canadian service licensee; and

         WHEREAS, ORBCOMM Canada is concurrently entering into a Service License Agreement with ORBCOMM (the "Service License Agreement") pursuant to which ORBCOMM has authorized ORBCOMM Canada to, among other things, access and use certain assets of the ORBCOMM System for the purpose of providing ORBCOMM Products and Services in the Territory (as such terms are defined therein).

         NOW THEREFORE, in consideration of the foregoing premises, the agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1 - DEFINITIONS

         Terms used and not otherwise defined herein shall have the meanings assigned thereto in the Service License Agreement.
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SECTION 2 - USE OF THE US GROUND SEGMENT HARDWARE

         Subject to the terms and conditions set forth herein, ORBCOMM hereby authorizes ORBCOMM Canada to access and use the US Ground Segment Hardware on a shared basis with ORBCOMM USA and such other service license providers as ORBCOMM may designate from time to time. Subject to Section 6, access and use of the US Ground Segment Hardware is provided by ORBCOMM on a best efforts basis.


SECTION 3 - TERM OF AGREEMENT

         Section 3.1 - Term. Except as otherwise provided herein, this Agreement shall have a term of ten (10) years commencing on the date hereof.

         Section 3.2 - Termination by ORBCOMM Canada. (a) ORBCOMM Canada shall be entitled to terminate this Agreement by giving ORBCOMM [CONFIDENTIAL TREATMENT] weeks prior written notice of termination.

         (b) (i) ORBCOMM Canada shall be entitled to terminate the licensing to it of the US NCC, and only in connection therewith, to terminate the licensing of access to any of the US GESs, by giving ORBCOMM [CONFIDENTIAL TREATMENT] weeks prior written notice of termination. In such event, the Ground Segment Hardware Usage Fee shall be reduced in accordance with Section 5.

         (ii) If the licensing of the US NCC is terminated and ORBCOMM Canada desires to continue to license access to any of the US GESs, except as otherwise specified in Section 4.2(c), ORBCOMM Canada shall be responsible in all respects for installing or otherwise arranging for the communications links between the Canadian NCC and the US GESs that it wishes to continue to use.

         Section 3.3 - Termination by ORBCOMM. ORBCOMM shall be entitled to terminate this Agreement as provided in Section 3.4 upon the occurrence of any of the following events (an "ORBCOMM Canada Event of Default"):

                 (a) A Licensee Event of Default shall have occurred under the Service License Agreement and ORBCOMM shall have terminated the Service License Agreement as a result thereof;

                 (b) ORBCOMM Canada shall fail to observe or perform any of its obligations under Section 4.1 or fail to pay any amount due under
Section 5, and such failure shall remain uncured for a period of CONFIDENTIAL TREATMENT days after receipt by ORBCOMM Canada of written notice thereof; and

                 (c) ORBCOMM shall have determined in its sole discretion that ORBCOMM Canada's use of the US Ground Segment Hardware has become, or is expected to become within





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one year of such determination, detrimental to the operation of either the
ORBCOMM USA or the ORBCOMM Canada ORBCOMM network.

         Section 3.4 - Conditions of Termination by ORBCOMM. Upon the occurrence of any of the events specified in Section 3.3(a) or (b), ORBCOMM shall be entitled to terminate this Agreement immediately. Upon the occurrence of the event specified in Section 3.3(c), ORBCOMM shall be entitled to terminate this Agreement on CONFIDENTIAL TREATMENT months prior written notice.


SECTION 4 - OBLIGATIONS OF PARTIES

         Section 4.1 - Obligations of ORBCOMM Canada.  ORBCOMM Canada shall:

                 (a) Obtain and at all times maintain, at its sole expense, all Permits from any applicable Governmental Authority necessary to use the US Ground Segment Hardware;

                 (b) As and when it may become necessary in ORBCOMM's sole judgment to provide ORBCOMM Services in Canada using the US Ground Segment Hardware, procure, install, maintain and operate in the Territory the hardware and software that comprise a Hewlett Packard Message Transfer Agent (the "Message Transfer Agent") and a Message Store, and a router that is capable of interfacing with the CISCO router that ORBCOMM is obligated to install in the US NCC pursuant to Section 4.2(c);

                 (c) Provide a dedicated duplex communications link between the Message Transfer Agent and the US NCC that has sufficient capacity for the traffic it is expected to carry; and

                 (d) Provide documentation to ORBCOMM in a format and on a schedule the parties mutually agree on that contains the information regarding new and terminated Subscribers necessary for ORBCOMM to perform its obligations pursuant to Section 4.2(d).

                 (e) Pay all Canadian, provincial, federal, state, local and other taxes (other than taxes based on ORBCOMM's net income), including but not limited to sales, use, gross receipts, and excise taxes and withholding, that arise from the performance of its duties under this Agreement, including the payment of all fees and other amounts due and owing hereunder.

         Section 4.2 - Obligations of ORBCOMM.  ORBCOMM shall:

                 (a) Monitor the US Ground Segment Hardware during passes of the Satellites over the Territory;

                 (b) Subject to Section 6, use all commercially reasonable efforts to maintain the US Ground Segment Hardware;





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                 (c)      Provide a CISCO router in the United States NCC that
is capable of communicating with the Message Transfer Agent and the Message
Store;

                 (d) In the event ORBCOMM does not provide customer billing services to ORBCOMM Canada, provide documentation to ORBCOMM Canada in a format and on a schedule the parties mutually agree on containing the call detail records for Subscribers from which ORBCOMM Canada can generate bills and respond to Subscriber inquires using the Billing System; and


SECTION 5 - CONSIDERATION FOR USE OF US GROUND SEGMENT HARDWARE

         Section 5.1 - Ground Segment Hardware Usage Fee. In consideration for the use by ORBCOMM Canada of the US Ground Segment Hardware, ORBCOMM Canada agrees to pay to ORBCOMM [CONFIDENTIAL TREATMENT] of [CONFIDENTIAL TREATMENT] in a calendar month (the "Ground Segment Hardware Usage Fee"); provided however, that if ORBCOMM Canada exercises the right to partially terminate this Agreement in accordance with Section 3.2(b), the percentage of [CONFIDENTIAL TREATMENT] used to calculate the Ground Segment Hardware Usage Fee shall be reduced from [CONFIDENTIAL TREATMENT]% to [CONFIDENTIAL TREATMENT]% if ORBCOMM Canada continues to license access to [CONFIDENTIAL TREATMENT] or to [CONFIDENTIAL TREATMENT]% if ORBCOMM Canada continues to license access to only [CONFIDENTIAL TREATMENT].

         Section 5.2 - Payment Terms. The Ground Segment Hardware Usage Fee shall be paid by ORBCOMM Canada to ORBCOMM at the same time the Satellite Usage Fee is paid by ORBCOMM Canada to ORBCOMM under the Service License Agreement, as such time may be modified from time to time.


SECTION 6 - DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITIES

         Section 6.1 - Disclaimer of Warranties. TO THE FULLEST EXTENT PERMITTED BY LAW, ORBCOMM SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE US GROUND SEGMENT HARDWARE. TO THE FULLEST EXTENT PERMITTED BY LAW, ORBCOMM EXPRESSLY DISCLAIMS, AND ORBCOMM CANADA HEREBY EXPRESSLY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF ORBCOMM, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO, INCLUDING, BUT NOT LIMITED TO, (i) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (ii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (iii) ANY WARRANTIES AS TO THE ACCURACY OR AVAILABILITY OF THE US GROUND SEGMENT HARDWARE; (iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY UNDER ANY THEORY OF LAW, INCLUDING ANY TORT, NEGLIGENCE, STRICT LIABILITY, CONTRACT OR OTHER LEGAL OR EQUITABLE THEORY. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING, BUT NOT





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LIMITED TO, STATEMENTS REGARDING CAPACITY OR SUITABILITY FOR USE, THAT IS NOT
CONTAINED IN THIS AGREEMENT SHALL BE DEEMED TO BE A WARRANTY BY ORBCOMM.

         Section 6.2 - Limitation of Liability. (a) Each of the parties acknowledges and understands that the US Ground Segment Hardware is new and untested equipment that entails a high degree of risk of equipment or software failure or impaired performance. Each party shall bear all responsibility, risk and cost associated with developing and maintaining its respective business, and ORBCOMM shall not be liable to ORBCOMM Canada for costs or damages caused by any failure of the US Ground Segment Hardware System or any component thereof.

         (b) ORBCOMM Canada acknowledges that ORBCOMM shall provide use of the US Ground Segment Hardware on a good faith efforts basis and that service failures and interruptions may occur and are difficult to assess as to cause or resulting damages. In such event, the parties agree that ORBCOMM shall not be liable to ORBCOMM Canada for any losses or damages arising out of any failure of performance, error, omission, interruption, deletion, defect, delay in operation or transmission, communications line failure, theft or destruction or behavior, negligence, or under any other cause of action.

         (c) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY HAVE ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY TO THE OTHER UNDER THIS AGREEMENT FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES. In addition, in no event shall any liability of ORBCOMM exceed an amount equal to CONFIDENTIAL TREATMENT paid for a calendar month.


SECTION 7 - MISCELLANEOUS

         Section 7.1 - Disputes. Disputes under this Agreement shall be resolved in accordance with the provisions of Section 18 of the Service License Agreement.

         Section 7.2 - Export Control Restrictions. Any export of software and data shall comply with applicable U.S. export control requirements. ORBCOMM Canada agrees to comply with all applicable laws of the United States regarding export controls and prohibited foreign trade practices. Summaries of the current provisions of the United States Federal International Traffic in Arms Regulations and of the Prohibited Foreign Trade Practices Act are set forth in Attachment A.

         Section 7.3 - Notices. All notices given under this Agreement shall be given in accordance with Section 20(a) of the Service License Agreement.

         Section 7.4 - Successors and Assigns. This Agreement shall be binding upon the parties, their successors and permitted assigns. In the event the Service License Agreement is assigned by ORBCOMM Canada to a third party in accordance with the terms and conditions set forth therein, this Agreement shall be automatically assigned to such third party. Except as specified





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in the preceding sentence, neither this Agreement nor any interests or duties of ORBCOMM Canada hereunder may be assigned (by operation of law or otherwise) by ORBCOMM Canada.

         Section 7.5 - Entire Agreement. This Agreement and all attachments (which are hereby made part of this Agreement) contain the entire understanding between ORBCOMM Canada and ORBCOMM and supersede all prior written and oral understandings relating to the subject hereof. No representations, agreements, modifications or understandings not contained herein shall be valid or effective unless agreed to in writing and signed by both parties. Any modification or amendment of this Agreement must be in writing and signed by both parties.

         Section 7.6 - Governing Law and Jurisdiction. The construction, interpretation and performance of this Agreement, as well as the legal relations of the parties arising hereunder, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict or choice of law provisions thereof. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply to any provisions of this Agreement. Neither party may bring any action for a claim under this Agreement later than one year after the termination of this Agreement; provided that claims under any provision of this Agreement that survives termination of this Agreement may be brought within one year of the later of the occurrence of the event giving rise to the claim and actual knowledge thereof by the party asserting such claim.

         Section 7.7 - Force Majeure. Neither party shall be held responsible for failure or delay in performance or delivery if such failure or delay is the result of an act of God, the public enemy, embargo, governmental act, fire, accident, war, riot, strikes, inclement weather or other cause of a similar nature that is beyond the control of the parties. In the event of such occurrence, this Agreement shall be amended by mutual agreement to reflect an extension in the period of performance and/or time of delivery. Failure to agree on an equitable extension shall be considered a dispute and resolved in accordance with Section 7.1.

         Section 7.8 - Waiver. It is understood and agreed that no failure or delay by either ORBCOMM or ORBCOMM Canada in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. No waiver of any terms or conditions of this Agreement shall be deemed to be a waiver of any subsequent breach of any term or condition. All waivers must be in writing and signed by the party sought to be bound.

         Section 7.9 - Severability. If any part of this Agreement shall be held unenforceable, the remainder of this Agreement will nevertheless remain in full force and effect.

         Section 7.10 - Headings. Headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 7.11 - Independent Contractors. ORBCOMM Canada and ORBCOMM are independent contractors to one another, neither party has the authority to bind the other in any way or to any third party, and nothing in this Agreement shall be construed as granting either





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party the right or authority to act as a representative, agent, employee or joint venturer of the other.

         Section 7.12 - Communication in English. The parties agree that all communications, notices or any written material to be provided by ORBCOMM to ORBCOMM Canada or by ORBCOMM Canada to ORBCOMM under this Agreement shall be in the English language or accompanied by an accurate and complete translation into English.

         Section 7.13 - Calendar. The Gregorian calendar shall be used in calculating, invoicing and paying all amounts due under this Agreement.

         Section 7.14 - Payments. All payments due and payable to ORBCOMM hereunder shall be paid in U.S. Dollars in immediately available funds to the bank account specified by ORBCOMM in writing


                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                           ORBCOMM INTERNATIONAL
                                             PARTNERS, L.P.


                                           By:
                                              ------------------------------
                                              Name: Alan L. Parker
                                              Title: President



                                           ORBCOMM CANADA INC.


                                           By:
                                              ------------------------------
                                              Name:
                                                      --------------
                                              Title:
                                                      ---------------




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